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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                    ________________________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                   __________________________



Date of Report (Date of earliest event reported) FEBRUARY 9, 1995
                                                 ------------------

                         HEXCEL CORPORATION
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



       DELAWARE                                  94-1109521
 ------------------------                      -----------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)



                                    1-8472
                            ----------------------
                           (Commission File Number)


5794 West Las Positas Boulevard
Pleasanton, California                                94588
- --------------------------------                    ----------
(Address of principal                               (Zip Code)
 executive offices)


Registrant's telephone number, including area code (510) 847-9500


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ITEM 5. OTHER EVENTS.

            On February 9, 1995 (the "Effective Date"), the First Amended Plan of Reorganization Proposed by Hexcel Corporation (the "Registrant") and the Official Committee of Equity Security Holders of the Registrant (the "Equity Committee"), dated as of November 7, 1994, as modified (the "Plan"), became effective. The Registrant previously described the provisions of the Plan in a report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on January 23, 1995.

            The Effective Date was the record date for determining those holders (the "Record Holders") of common stock, par value $.01 per share, of the Registrant, issued prior to the Effective Date (the "Old Common Stock"), who are entitled under the Plan to receive rights (the "Rights") to subscribe for shares of the Registrant's common stock, par value $.01 per share, issued on or after the Effective Date (the "New Common Stock"). A copy of the Subscription Rights Plan, which governs the terms of the Rights and the exercise and transfer thereof, is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

            Pursuant to the Plan, on the Effective Date all of the Old Common Stock was cancelled and each Record Holder received, in exchange for each share of Old Common Stock held of record on the Effective Date, one share of New Common Stock plus 1.21273 Rights. Stockholders are not required to turn in their stock certificates evidencing the Old Common Stock, and such certificates continue to represent an equal number of shares of New Common Stock. Any stockholder who desires a new stock certificate may, however, surrender his or her old stock certificate to the Company's transfer agent, Chemical Trust Company of California, and receive a new stock certificate in exchange. On the Effective Date, a new Corporate Cusip Number, 428291 10 8, was assigned to the shares of New Common Stock.

             The following events, which the Registrant deems of importance to its stockholders, also occurred on the Effective Date:

            (a) The Registrant closed under a $45 million revolving credit facility provided by a lending group (the "Lenders") consisting of Citicorp USA, Inc.


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            ("Citicorp"), Heller Financial, Inc. ("Heller")
            and Transamerica Business Credit Corporation ("Transamerica"), with Citicorp acting as the agent for the Lenders. In connection therewith, the Registrant entered into a Credit Agreement, dated as of February 8, 1995, among the Registrant, Citicorp, Heller, Transamerica, and Citibank N.A., which is attached hereto as Exhibit
            99.1 and is incorporated herein by reference.

            (b) The Registrant entered into a Restated and Amended Reimbursement Agreement, dated as of February 1, 1995, between the Registrant and Banque Nationale de Paris ("BNP"), a copy of which is attached hereto as Exhibit 99.2, and is incorporated herein by reference. BNP is the bank which provides letters of credit supporting certain industrial development revenue bonds which benefit the Registrant.

            (c) The first closing was held under the Standby Purchase Commitment, dated October 24, 1994 (the "Standby Purchase Commitment"), entered into by Mutual Series Fund Inc. ("Mutual Series"), with the Registrant and the Equity Committee. At the closing, Mutual Series purchased from the Registrant 1,945,946 shares of New Common Stock for a purchase price of $9,000,000 ($4.625 per share) and loaned the Registrant $41,000,000 (the "Advance"). As required by the Standby Purchase Commitment, the Registrant paid Mutual Series a $500,000 commitment fee and reimbursed Mutual Series for approximately $506,000 of out-of-pocket expenses. The Advance is secured by the proceeds from the Rights offering.

            (d) The Registrant's Board of Directors was reconstituted, and now consists of the following eight persons, all of whom were designated in accordance with the terms of the Plan and the Standby Purchase
            Commitment: John J. Lee and Peter A. Langerman, who were designated by Mutual Series, Joseph L. Harrosh, Robert L. Witt and Peter D. Wolfson, who were designated by the Equity Committee, and Dr. George
            S. Springer, Franklin S. Wimer and Marshall S. Geller, who were

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            designated by joint selection of the Equity Committee and Mutual
            Series. A ninth seat on the Board is reserved for a new Chief Executive Officer to be selected to succeed John J. Lee, who will join the Board immediately upon commencement of his or her employment. In addition, if upon the consummation of the Rights offering Mutual Series owns more than 50% of the shares of New Common Stock, Mutual Series will designate one additional director; if upon the consummation of the Rights offering Mutual Series owns less than 25% of the shares of New Common Stock, then one additional director will be designated by mutual agreement of those directors previously designated by the Equity Committee, on the one hand, and those directors previously designated by mutual agreement of the Equity Committee and Mutual Series, on the other hand.

            (e) Pursuant to the Plan, the Registrant's Certificate of Incorporation was amended and restated as provided in Exhibit C to the Plan and the Registrant's Bylaws were amended and restated as provided in Exhibit D to the Plan.

            These events, as well as other recent events affecting the Registrant, are more fully described in an Information
Statement, dated February 15, 1995 (the "Information Statement"), which is being furnished to the Record Holders in connection with the distribution of Rights. The Information Statement is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

(c)   EXHIBITS.

2.1   -     The First Amended Plan of Reorganization proposed by the Debtor and the Official Committee of Equity Security Holders, dated as of November 7, 1994, which was filed as Exhibit A to Exhibit 2.1 to the report on Form 8-K filed by Registrant with the Securities and Exchange Commission on January 23, 1995, and is incorporated herein by reference.

4.1   -     Subscription Rights Plan.


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99.1  -     Credit Agreement, dated as of February 8, 1995, among the
            Registrant, Citicorp USA, Inc., Heller Financial, Inc., Transamerica Business Credit Corporation, and Citibank N.A.

99.2 - Restated and Amended Reimbursement Agreement, dated as of February 1, 1995, between the Registrant and Banque Nationale de Paris.

99.3 -      Information Statement, dated February 15, 1995.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 22, 1995


                              HEXCEL CORPORATION
                         (Registrant)



                              By:   /s/ Rodney P. Jenks, Jr.
                                 ------------------------------
                                 Rodney P. Jenks, Jr.
                                 Vice President and General Counsel

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EXHIBIT INDEX

                                                                       PAGE
2.1 -      The First Amended Plan of Reorganization Proposed by the
           Debtor and the Official Committee of Equity Security
           Holders, dated as of November 7, 1994, was filed as Exhibit A to Exhibit 2.1 to the report on Form 8-K filed by Registrant with the Securities and Exchange Commission on January 23, 1995, and is incorporated herein by reference.


4.1 -      Subscription Rights Plan.

99.1  -    Credit Agreement, dated as of February 8, 1995,
           among the Registrant, Citicorp USA, Inc., Heller
           Financial, Inc., Transamerica Business Credit Corporation, and Citibank N.A.

99.2 - Restated and Amended Reimbursement Agreement, dated as of February 1, 1995, between the Registrant and Banque Nationale de Paris.

99.3 -     Information Statement, Dated February 15, 1995.


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